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                                                                   Exhibit 10.11


                              AMERICAN TOWERS, INC.
               12.25% Senior Subordinated Discount Notes Due 2008

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                January 29, 2003

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

c/o Credit Suisse First Boston LLC
    11 Madison Avenue
    New York, New York 10010

Ladies and Gentlemen:

          American Tower Escrow Corporation, a corporation organized under the laws of Delaware ("Escrow Corp.") proposes to issue and sell to Credit Suisse First Boston LLC and Goldman, Sachs & Co. (the "Purchasers") upon the terms set forth in a purchase agreement dated January 22, 2003 (the "Purchase Agreement"), its 12.25% Senior Subordinated Discount Notes Due 2008 (the "Securities"), relating to the initial placement of the Securities (the "Initial Placement"). Escrow Corp. is expected to merge with and into American Towers, Inc, a corporation organized under the laws of Delaware (the "Company"), within 60 days of the date hereof. Upon the effectiveness of the Escrow Corp. Merger, the Company will assume all of the obligations of the Securities and will become subject to the terms of this Agreement. The Purchasers hereby agree that the obligations under this Registration Rights Agreement shall not apply to the Company or any of the Guarantors until the consummation of the Escrow Corp. Merger. To induce the Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Guarantors listed on Schedule A hereto (each a "Guarantor" and, together, "the "Guarantors") agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Purchasers) (each a "Holder" and, together, the "Holders"), as follows:

          1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Accreted Value" means, as of any date of determination an amount per $1,000 principal amount at maturity of the Notes that is equal to the sum of (a) the initial offering price

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of each Note and (b) the portion of the excess of the principal amount at maturity of each Note over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis at a rate of 12.25% per annum of the initial offering price of the Notes, compounded semi-annually on each February 1 and August 1 commencing on August 1, 2003 through the date of determination, computed on the basis of a 360-day year of twelve 30-day months; provided that, at maturity, the Accreted Value of each Note shall be equal to the principal amount of such Note.

          "Advice" shall have the meaning set forth in Section 4(c).

          "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Washington, D.C.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Time", in the case of (i) an Exchange Offer Registration Statement, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration Statement shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

          "Effectiveness Target Date" shall have the meaning set forth in
Section 6(a)(iii) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer Registration Period" shall mean the 180 day period following the consummation of the Registered Exchange Offer (exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement).

          "Exchange Offer Registration Statement" shall mean a registration statement on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective

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amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchanging Dealer" shall mean any Holder (which may include any Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any of the Guarantors or any Affiliate of the Company or any of the Guarantors) for New Securities.

          "Final Memorandum" shall mean the offering circular related to the Securities, as amended or supplemented as of the date hereof, including any and all exhibits thereto and any information incorporated by reference therein.

          "Holder" shall have the meaning set forth in the preamble hereto.

          "Indenture" shall mean the Indenture relating to the Securities, dated as of January 29, 2003, among Escrow Corp., the Company, the Guarantors named therein (from and after the consummation of the Escrow Corp. Merger) and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" shall have the meaning set forth in the preamble hereto.

          "Issue Date" shall mean the date of the original issuance of the Securities.

          "Losses" shall have the meaning set forth in Section 7(d) hereof.

          "Liquidated Damages" shall have the meaning set forth in Section 6(a) hereof.

          "Liquidated Damages Amount" shall have the meaning set forth in
Section 6(a) hereof.

          "Majority Holders" shall mean, when no Registration Statement is filed under this Agreement, the Holders of a majority of the aggregate principal amount at maturity of Securities outstanding and shall mean, when a Registration Statement is filed under this Agreement, the Holders of a majority of the aggregate principal amount at maturity of Securities registered under the Registration Statement.

          "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

          "New Securities" shall mean debt securities of the Company identical in all material respects to the Securities (except that the liquidated damages provisions and the transfer restriction provisions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

          "New Securities Indenture" shall mean an indenture among the Company, the Guarantors named therein and the New Securities Trustee, identical in all material respects to the

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Indenture (except that the liquidated damages provisions and the transfer restriction provisions will be modified or eliminated, as appropriate).

          "New Securities Trustee" shall mean a bank or trust company reasonably satisfactory to the Purchasers, as trustee with respect to the New Securities under the New Securities Indenture.

          "Notice and Questionnaire" shall have the meaning set forth in Section 3(c) hereof.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

          "Purchaser" shall have the meaning set forth in the preamble hereto.

          "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount at maturity of New Securities.

          "Registration Default" shall have the meaning set forth in Section 6(a) hereof.

          "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

          "Securities" shall have the meaning set forth in the preamble hereto.

          "Shelf Registration" shall mean a registration effected pursuant to
Section 3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of
Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case

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including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Transfer Restricted Securities" shall mean each Security and New Security until, (i) in the case of any Security exchanged by a person other than a Broker-Dealer for a freely transferable New Security in the Registered Exchange Offer, the date on which such Security is exchanged, (ii) in the case of any New Security held by a Broker-Dealer, following the exchange by such Broker-Dealer in the Registered Exchange Offer of a Security for such New Security, the date on which such New Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) in the case of any Security or New Security that has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement, the date of such disposition, or (iv) in the case of any Security or New Security that is distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, the date on which such Security or New Security is distributed or is saleable, as the case may be.

          "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

          "underwriter" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

          2. Registered Exchange Offer. The Company and the Guarantors shall prepare and, not later than 90 days following the Issue Date (or if such 90th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days of the Issue Date (or if such 180th day is not a Business Day, the next succeeding Business Day).

          (a) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company or any of the Guarantors, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (b) In connection with the Registered Exchange Offer, the Company and each of the Guarantors shall:

              (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

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              (ii)  keep the Registered Exchange Offer open for not less than 30
     Business Days and not more than 45 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

              (iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

              (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the New Securities Trustee or an Affiliate of either of them;

              (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

              (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Shearman & Sterling (pub. avail. July 2, 1993); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company's and the Guarantors' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

              (vii) comply in all material respects with all applicable laws.

          (c) As soon as practicable after the close of the Registered Exchange Offer, the Company and each of the Guarantors shall:

              (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

              (ii)  deliver to the Trustee for cancellation in accordance with
     Section 4(s) all Securities so accepted for exchange; and

              (iii) cause the New Securities Trustee promptly to authenticate and deliver to each Holder of Securities, New Securities in an amount equal to the principal amount at maturity of the Securities of such Holder so accepted for exchange.

          (d) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely

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on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail.
June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Shearman & Sterling (July 2, 1993) and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, as a condition to its participation in the Registered Exchange offer, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company in the Letter of Transmittal in the Registered Exchange Offer or by other means that, at the time of the consummation of the Registered Exchange Offer:

              (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

              (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

              (iii) such Holder is not an Affiliate of the Company or any of the Guarantors.

          (e) If any Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Purchaser, the Company and the Guarantors shall issue and deliver to such Purchaser or the Person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Purchaser, in exchange for such Securities, a like principal amount at maturity of New Securities. The Company and the Guarantors shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

          3. Shelf Registration. If (A): (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company and the Guarantors determine upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 30 business days (or such longer period as required by applicable law) of the Effectiveness Target Date (or, if such 30 business days is not a Business Day, the next succeeding Business Day) or the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date (or if such 180/th/ day is not a Business Day, the next succeeding Business
Day); or (B) any Holder of Transfer Restricted Securities notifies the Company prior to the 20/th/ day following the consummation of the Registered Exchange Offer that: (i) it is prohibited by law or policy of the Commission from participating in the Registered Exchange Offer; (ii) it may not resell the New Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Registered Exchange Offer is not appropriate or available for such resales or (iv) that it is a

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Broker-Dealer and owns Securities acquired directly from the Company or an affiliate of the Company, the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.

          (a) (i) The Company and the Guarantors shall as promptly as practicable (but in no event more than 30 business days after so required or requested pursuant to this Section 3 (or, if such 30/th/ day is not a Business Day, the next succeeding Business Day)), file with the Commission and thereafter (but in no event more than 180 days after the date the Company was required or requested to make such filing pursuant to this Section 3 (or, if such 180/th/ day is not a Business Day, the next succeeding Business Day)) use their reasonable best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than a Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by a Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by
Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement. Notwithstanding anything in this Section 3, Liquidated Damages shall accrue only in accordance with the provisions of Section 6 hereof.

          (ii) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of: (i) such date as all the Securities covered by the Shelf Registration Statement have been sold, or (ii) the date on which all of the Securities held by persons that are not Affiliates of the Company or the Guarantors may be resold without registration pursuant to Rule 144(k) under the Act (such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company and the Guarantors in good faith and for valid business reasons (not including avoidance of the Company's and the Guarantors' obligations hereunder), including the acquisition or divestiture of assets, a merger or financing so long as the Company and the Guarantors promptly thereafter complies with the requirements of
Section 4(k) hereof, if applicable.

          (b) Not less than 30 calendar days prior to the Effective Time of any Shelf Registration Statement required under this Agreement, the Company and the Guarantors shall mail the Notice and Questionnaire (the "Notice and Questionnaire") substantially in the form

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attached as Annex E hereto to the Holders of Transfer Restricted Securities; no
Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the prospectus forming a part thereof for resales of Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

          (c) After the Effective Time of any Shelf Registration Statement required to be filed under this Agreement, Holders of Transfer Restricted Securities who did not timely return a Notice and Questionnaire to the Company may return a Notice and Questionnaire at any time and may request to be included in such Shelf Registration Statement. If:

                (i) the Company and the Guarantors can include such Holder with respect to its Transfer Restricted Securities by means of a prospectus supplement filed pursuant to Rule 424(b) of the Act or by means of a registration statement filed pursuant to Rule 462(b) of the Act, then the Company and the Guarantors shall file such Rule 424(b) supplement or Rule 462(b) registration statement with the Commission within 10 Business Days of its receipt of the Notice and Questionnaire;

                (ii) the Company and the Guarantors, in the opinion of its counsel, cannot include such Holder with respect to its Transfer Restricted Securities by means of a prospectus supplement to the prospectus contained as part of such effective Shelf Registration Statement or by means of a related registration statement filed pursuant to Rule 462(b) of the Act, the Company and the Guarantors shall promptly take any action reasonably necessary to enable such a Holder to use a registration statement for resale of Transfer Restricted Securities, including, without limitation, any action necessary to identify such Holders or selling securityholder in a new Shelf Registration Statement which the Company and the Guarantors shall promptly file and cause to be declared effective to cover the resale of the Transfer Restricted Securities that are the subject of such request.

          (d) In the event of a Shelf Registration Statement, in addition to the information required to be provided in the Notice and Questionnaire, the Company may require Holders to furnish to the Company additional information regarding such Holder and such Holder's intended method of distribution of Securities as may be required in order to comply with the Securities Act. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to the Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any such required additional information so that such prospectus shall not contain, with respect to such Holder or the disposition of such Securities, an untrue statement of a material fact or omit

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to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

          (a)   The Company and each of the Guarantors shall:

                (i) furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                (ii) include the information substantially as set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                (iii) if requested by a Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

          (b)   The Company and each of the Guarantors shall ensure that:

                (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Company and the Guarantors shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or

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Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):

              (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

              (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

              (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

              (iv) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

              (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

     Each Holder of Securities agrees by acquisition of such Securities that, upon actual receipt of any notice from the Company or the Guarantors of the happening of any event of the kind described in Section 4(c)(ii), (iii), (iv), and (v) hereof, such Holder will forthwith discontinue any and all dispositions of such Securities by means of the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(b), or until it is advised in writing (the "Advice") by the Company or the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto provided, however, that this paragraph shall not prohibit any Holder from engaging in dispositions of the Securities through means other than pursuant to the Registration Statement or Prospectus, as long as such dispositions comply with applicable laws.

          (d) The Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

          (e) The Company and the Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

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          (f) The Company and the Guarantors shall, during the Shelf
Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Company and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (h) The Company and the Guarantors shall promptly deliver to each Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

          (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject or otherwise subject itself to taxation in any such jurisdiction.

          (j) The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

          (k) Upon the occurrence of any event contemplated by subsections
(c)(ii) through (v) above, the Company and the Guarantors shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to

Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors may delay preparing, filing and distributing any such supplements or amendments (and continue the suspension of the use of the prospectus) if the Company and the Guarantors determine in good faith that such supplement or amendment would, in the reasonable judgment of the Company and the Guarantors, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company and the Guarantors (whether or not a final decision has been made to undertake such transaction) or
(ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's or the Guarantors' shareholders at such time; provided, further, that neither such delay nor such suspension with respect to all matters in clause (i) or (ii) shall extend for a period of more than 30 days in any three-month period or more than 90 days for all such periods in any twelve-month period and shall not affect the Company's and the Guarantors' obligations to pay Liquidated Damages as contemplated by Section 6 hereof.

          (l) In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

          (m) Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide CUSIP numbers for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

          (n) The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder (or any similar rule under the Act) for a period of at least 12 months beginning on the first day of the first fiscal quarter after the effective date of the applicable Registration Statement.

          (o) The Company and the Guarantors shall cause the Indenture or the New Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

          (p) The Company and the Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Company and the Guarantors may exclude from such Shelf

Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (q) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreement and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7).

          (r) In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

              (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant and reasonably requested financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

              (ii) cause the Company's and the Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

              (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

              (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

              (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, who have provided such accountants with a representation letter if required to do so under Statement on Auditing Standards No. 72 in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

              (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors; and

              (vii) after the Effective Time of the Shelf Registration Statement, upon the request of any Holder, promptly send a Notice and Questionnaire to such Holder; provided neither that the Company nor the Guarantors shall be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Securities except in accordance with Section 3(c) hereof.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall:

              (i) make reasonably available for inspection by each Purchaser, and any attorney, accountant or other agent retained by such Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their respective subsidiaries;

              (ii) cause the Company's and the Guarantors' officers, directors and employees to supply all relevant information reasonably requested by such Purchaser or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

              (iii) make such representations and warranties to such Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

              (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Purchaser and its counsel, addressed to such Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Purchaser or its counsel;

              (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantors or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings as permitted by Statement on Auditing Standards No. 72, or if requested by such Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Purchaser or its counsel; and

              (vi) deliver such documents and certificates as may be reasonably requested by such Purchaser or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          (t) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

          (u) The Company and the Guarantors will use their reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

          (v) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

              (i) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

              (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

              (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

          (w) The Company and the Guarantors shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

          5. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Purchasers for the reasonable fees and disbursements of one firm or counsel acting in connection therewith. Notwithstanding the foregoing, the Holders shall pay all agency fees and commissions and underwriting discounts and commissions and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel specifically referred to above.

          6. Liquidated Damages Under Certain Circumstances. The Company, the Guarantors, the Purchasers and each Holder of Transfer Restricted Securities agree by acquisition of such Securities that the Holders of Transfer Restricted Securities will suffer damages if a Registration Default (as defined below) occurs and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company, the Guarantors, the Purchasers and each Holder of Transfer Restricted Securities agree that the following Liquidated Damages provisions shall constitute liquidated damages in the event of a "Registration Default" (as defined below) and shall constitute the sole remedy of the Purchasers and each Holder of Transfer Restricted Securities for any Registration Defaults.

          (a) In accordance with the terms of the Securities, liquidated damages ("Liquidated Damages") with respect to the Securities and New Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

              (i) on or prior to the 90/th/ day following the Issue Date (or such longer period as required by applicable law), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission;

              (ii) on or prior to the 180/th/ day following the Issue Date (or such longer period as required by applicable law) ( the "Effectiveness Target Date"), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective;

              (iii) on or prior to 30 business days (or such longer period as required by applicable law) following the Effectiveness Target Date, the Registered Exchange Offer has not been consummated; or

              (iv) any Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Act or the Exchange Act or the respective rules thereunder;

     Each of the foregoing shall constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or the Guarantors or pursuant to operation of law or as a result of any action or inaction by the Commission; provided, however, that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time.

     Liquidated Damages shall be assessed on the Securities or New Securities, from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults shall have been cured, at a rate of $.05 per week per $1,000 of Accreted Value of notes held (the "Liquidated Damages Amount") for the first 90-day period immediately following the occurrence of such Registration Default. The Liquidated Damages Amount will increase by an additional $.05 per week per $1,000 of Accreted Value of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $.50 per week per $1,000 of Accreted Value of notes.

          (b) Any amounts of Liquidated Damages due pursuant to Section 6(a) shall be paid to the Holders entitled thereto on February 1 and August 1 of any given year as more fully set forth in the Indenture and the Notes.

          7. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Guarantors will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have.

          The Company also agrees to indemnify or contribute as provided in
Section 7(d) to Losses of any underwriter of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

          (b) Each Holder of securities covered by a Registration Statement (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally, but not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, each of their respective directors, each of their respective officers who signs such Registration Statement and each Person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and is prejudiced thereby; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes (i) an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable under subsections (a), (b) or (c) of this Section for any settlement of any claim or action effected without its consent, which consent will not be unreasonably withheld; provided, however, that such indemnifying party has notified in writing the indemnified party of its refusal to accept such settlement within 30 days of its receipt of a notice from the indemnified party outlining the terms of such settlement.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Purchaser of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses, nor shall any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the net proceeds received by such Holder from the resale of such securities under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum and (y) the total amount of additional interest which the Company and the Guarantors were not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company and the Guarantors who shall have signed the Registration Statement and each director of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or the

Guarantors or any of the officers, directors or controlling Persons referred to in this Section hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

          8. Underwritten Registrations. In connection with any Shelf Registration Statement required under this Agreement, the Company and the Guarantors may enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as the Majority Holders shall request in order to expedite or facilitate the disposition of such Securities.

          (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders provided that such Managing Underwriters shall be reasonably satisfactory to the Company and the Guarantors.

          (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9. No Inconsistent Agreements. Neither the Company nor the Guarantors have, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Purchaser hereunder, the Company shall obtain the written consent of each such Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

          11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

          (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with copies in like manner to Credit Suisse First Boston LLC.

          (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

          (c) if to the Company or the Guarantors, initially at the address set forth in the Purchase Agreement with a copy to Company counsel at the following address:

          Palmer & Dodge LLP
          11 Huntington Avenue
          Boston, MA  02199
          Attn: Matthew J. Gardella
          Tel: (617) 239-0100
          Facsimile: (617) 227-4420

          All such notices and communications shall be deemed to have been duly given when received.

          The Purchasers, Company and the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

          12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantors thereto, subsequent Holders of Securities and the New Securities. The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          13. Counterparts. This agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

          14. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

          15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

          16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          17. Securities Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of the principal amount at maturity of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company, the Guarantors or their respective Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Purchasers.

                                         Very truly yours,

                                         AMERICAN TOWERS, INC.


                                         By: /s/ Bradley E. Singer
                                             -----------------------------------
                                             Name: Bradley E. Singer
                                             Title: Chief Financial Officer and
                                                    Treasurer

          Each of the Guarantors agrees to be bound by the terms and conditions of this Registration Rights Agreement, as of the date of the consummation of the Escrow Corp. Merger. Prior to such date, the Guarantors shall not be deemed to be a party to this Registration Rights Agreement and shall not be bound by the terms and conditions thereof.

                                      American Tower Corporation
                                      ATC GP, Inc.
                                      American Tower Delaware Corporation
                                      American Tower Management, Inc.
                                      ATC LP Inc.
                                      ATC International Holding Corp.
                                      New Loma Communications, Inc.
                                      Towersites Monitoring, Inc.
                                      Kline Iron & Steel Co., Inc.
                                      Carolina Towers, Inc.
                                      ATC Tower Services, Inc.
                                      UniSite, Inc.
                                      ATC South America Holding Corp.
                                      American Tower International, Inc.


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      American Tower LLC

                                      By: American Tower Corporation, its sole
                                          member and manager


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      Towers of America, L.L.L.P.
                                      ATS/PCS, LLC

                                      By: American Tower, L.P., its general
                                          partner and its sole member and
                                          manager (as applicable)
                                      By: ATC GP, INC., its general partner


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      American Tower PA LLC
                                      Telecom Towers, L.L.C.
                                      ATC South LLC

                                      By: American Towers, Inc., its sole member
                                          and manager


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      ATC Midwest, LLC

                                      By: American Tower Management, Inc., its
                                          sole member and manager


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      MHB Tower Rentals of America, LLC

                                      By: ATC South LLC., its sole member
                                      By: American Towers, Inc., its sole member
                                          and manager


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      American Tower, L.P.

                                      By: ATC GP, Inc., its general partner


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      Shreveport Tower Company

                                      By: Telecom Towers, LLC, and
                                          ATC South, LLC, its general partners
                                      By: American Towers, Inc., their sole
                                          member and manager


                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Sr. Vice President

                                      American Tower Trust #1
                                      American Tower Trust #2

                                      By: /s/ Justin D. Benincasa
                                          --------------------------------------
                                          Name: Justin D. Benincasa
                                          Title: Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Credit Suisse First Boston LLC
Goldman, Sachs & Co.

By: Credit Suisse First Boston LLC

By: /s/ Kristin M. Allen
    ----------------------------------
    Name: Kristin M. Allen
    Title: Managing Director

For themselves and the other several
Purchasers named in Schedule A to the Purchase Agreement.

                                                                         ANNEX A

          Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business 180 days after the Expiration Date, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

          Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

          Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until the date that is 180 days from Issue Date, all dealers effecting transactions in the New Securities may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of New Securities by brokers-dealers. New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of New Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

                                                                         ANNEX D

Rider A

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:    ____________________________________________
                  Address: ____________________________________________
                           ____________________________________________

Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has not made arrangements or understandings with any Person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E

                              AMERICAN TOWERS, INC.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)
                     URGENT -- IMMEDIATE ATTENTION REQUESTED
                          DEADLINE FOR RESPONSE: [DATE]

The Depositary Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the American Towers, Inc. (the "Company") 12.25% Senior Subordinated Discount Notes due 2008 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interest in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact American Towers, Inc., 116 Huntington Avenue, 11/th/ Floor, Boston, MA 02116, Attention: General Counsel.

                           AMERICAN TOWERS CORPORATION

                  (Notice of Registration Statement and Selling
                          Securityholder Questionnaire
                                     (Date)

Reference is hereby made to the Warrant Registration Rights Agreement (the "Warrant Registration Rights Agreement") between American Towers, Inc. (the "Company") and the Purchasers named therein. Pursuant to the American Towers, Inc. Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ___ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 12.25% Senior Subordinated Discount Notes due 2008, (the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel of the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf and Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequence of being name or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "TRANSFER RESTRICTED SECURITIES" is defined in the Registration Rights Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item
(3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth as Annex F to the Registration Rights Agreement. The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)  (a)  Full Legal Name of Selling Securityho1der:

     (b) Full Legal Name of Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

(2)  Address for Notices to Selling Securityholder:

     Telephone:
     Fax:
     Contact Person:

(3)  Beneficial Ownership of Securities:

     Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

     (a) Principal Amount at Maturity of Transfer Restricted Securities beneficially owned: _____ CUSIP No(s). of such Transfer Restricted Securities_____

     (b) Principal Amount at Maturity of Securities other than Transfer Restricted Securities beneficially owned: ____ CUSIP No(s). of such other Securities_____

     (c) Principal Amount at Maturity of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration
          Statement: _____ CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement_____

(4)  Beneficial Ownership of other Securities of the Company:

     Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item
     (3).

     State any exceptions here:

(5)  Relationships with the Company:

     Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

(6)  Plan of Distribution:

     State any exceptions here:

     Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer

Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities

     State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus. In accordance with the Selling Securityholder's obligation under Section 3(e) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, or air courier guaranteeing overnight delivery as follows:

(i)  To the Company:

     ____________________
     ____________________
     ____________________
     ____________________
     ____________________

(ii) With a copy to:

     ____________________
     ____________________
     ____________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Transfer Restricted
Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

_____________________________
_____________________________
_____________________________
_____________________________
_____________________________

                                                                         ANNEX F

Notice of Transfer Pursuant to Registration Statement

America Towers, Inc.
The Bank of New York
Trustee Services
5 Penn Plaza, 13/th/ Floor
New York, NY 10001

Attention: Trust Officer

Re:  12.25% Senior Subordinated Discount Notes Due 2008

Dear Sirs:

     Please be advised that __________________has transferred $_______________
accreted value of the above-referenced Notes pursuant to an effective Registration Statement on Form [ ] (File No. 333- ) filed by the Company.

     We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated [DATE] or in supplements thereto, and that the accreted value of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                             Very truly yours,

                                             ______________________________
                                             (Name)
                                             By: (Authorized Signature)